                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 27, 2004


                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                       0-25620               41-1459569
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
         incorporation)                                      Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

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Item 7.  Financial Statements and Exhibits.

         c.       Exhibits

         Exhibit      Description of Exhibit
         -------      ----------------------

         99           Press release dated July 27, 2004

Item 12. Results of Operations and Financial Condition.

         On July 27, 2004, A.S.V., Inc. ("ASV") issued a press release disclosing its financial results for the three months and six months ended June 30, 2004. In addition, the press release contained information regarding a conference call to be held July 27, 2004 during which ASV intends to discuss its financial results for the three months and six months ended June 30, 2004 and its outlook for the balance of fiscal 2004.

         For additional information, see the press release included as Exhibit 99 hereto.

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2004


                                            A.S.V., Inc.


                                            By: /s/ Gary Lemke
                                                --------------------------------
                                                Its: President


                                  EXHIBIT INDEX


          Exhibit     Description of Exhibit
          -------     ---------------------------------
            99        Press release dated July 27, 2004
